                                   EXHIBIT 1


                             JOINT FILING AGREEMENT


   Pursuant to Rule 13d-1(f)(1)(iii) of the Regulation 13D-G of the General Rules and Regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the undersigned agree that the statement on Schedule 13D to which this Exhibit is attached is being, and any and all amendments thereto may be, filed on behalf of each of the undersigned.


Dated:  February 10, 1995


                           BERL HOLDINGS, L.P.

                           By:  BERL HOLDINGS I INC.,
                                   general partner


                                By: /s/ Barry S. Sternlicht
                                    -----------------------


                           STARWOOD APOLLO HOTEL PARTNERS
                             VIII, L.P.

                           By:  SAHI, INC.,
                                   general partner


                                By: /s/ Barry S. Sternlicht
                                    -----------------------


                           STARWOOD APOLLO HOTEL PARTNERS IX, L.P.

                           By:  SAHI, INC.,
                                   general partner


                                By: /s/ Barry S. Sternlicht
                                    -----------------------
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                           STARWOOD NOMURA HOTEL INVESTORS, L.P.

                           By:  SNHI, INC.,
                                  general partner


                                By: /s/ Barry S. Sternlicht
                                ---------------------------


                           STARWOOD/WICHITA INVESTORS, L.P.

                           By:  STARWOOD OPPORTUNITY FUND, II, L.P.,
                                  general partner

                                By:  STARWOOD CAPITAL GROUP, L.P.,
                                            general partner

                                     By:  BSS CAPITAL PARTNERS, L.P.,
                                             general partner

                                          By:  STERNLICHT HOLDINGS II, INC.,
                                                 general partner


                                               By: /s/ Barry S. Sternlicht
                                               ---------------------------



                           STARWOOD-HUNTINGTON PARTNERS, L.P.

                           By:  SRL HOLDINGS, INC.,
                                  general partner


                                By: /s/ Barry S. Sternlicht
                                ---------------------------



                           WOODSTAR PARTNERS I, L.P.

                           By:  STARWOOD CAPITAL GROUP, L.P.,
                                  general partner

                                By:  BSS CAPITAL PARTNERS, L.P.,
                                       general partner

                                     By:  STERNLICHT HOLDINGS II, INC.,
                                            general partner


                                          By: /s/ Barry S. Sternlicht
                                          ---------------------------
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                           FIREBIRD CONSOLIDATED PARTNERS, L.P.

                           By: STARWOOD OPPORTUNITY FUND II, L.P.,
                                general partner

                                By: STARWOOD CAPITAL GROUP, L.P.,
                                     general partner

                                    By: BSS CAPITAL PARTNERS, L.P.,
                                          general partner

                                        By: STERNLICHT HOLDINGS II, INC.,
                                              general partner


                                            By: /s/ Barry S. Sternlicht
                                           ---------------------------



                           STARWOOD OPPORTUNITY FUND, II, L.P.,
                             general partner

                           By:  STARWOOD CAPITAL GROUP, L.P.,
                                  general partner

                                By:  BSS CAPITAL PARTNERS, L.P.,
                                       general partner

                                     By:  STERNLICHT HOLDINGS II, INC.,
                                            general partner


                                           By: /s/ Barry S. Sternlicht
                                           ---------------------------



                           STARWOOD CAPITAL GROUP, L.P.

                           By:  BSS CAPITAL PARTNERS, L.P.,
                                  general partner

                                By:  STERNLICHT HOLDINGS II, INC.,
                                       general partner


                                     By: /s/ Barry S. Sternlicht
                                     ---------------------------



                           /s/ Barry S. Sternlicht
                           -----------------------
                           Barry S. Sternlicht